UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2019

Moxian, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-37902	27-3729742
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Units G & C, 9/F, Block D, Fuhua Tower, 8 Chaoyangmen North Street, Dongcheng District,

Beijing 100027, Peoples’ Republic of China

(address of principal executive offices) (zip code)

Tel: +86 (010) 5332 0602

(registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	MOXC	Nasdaq Capital Market

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective October 21, 2019 the Corporate Governance and Nominating Committee of Moxian, Inc. (the “Registrant”) recommended, and the Board of the Registrant approved, the appointment of Mr. James Mengdong Tan to the Registrant’s Board. Mr. Tan is a founder of the Registrant and previously served as Chairman and Chief Executive Officer of the Registrant until 2017. There are no relationships or related transactions between Mr. Tan and the Registrant that would be required to be reported under Section 404(a) of Regulation S-K.

Set forth below is additional biographical information for Mr. Tan.

Mr. James Tan is the present Chairman and CEO of 8i Enterprises Acquisition Corp, a NASDAQ listed company, as well as 8i Capital Limited, a company focusing on investments and merger and acquisitions. Mr. Tan has more than 20 years’ experience in managing private and public companies based in Asia and in the USA. He served as the Chairman and Chief Executive Officer of Moxian Inc. from 2013 to 2017. From 2003 to 2006, he was the Chairman and CEO of Vashion Group Ltd, a company listed on the Singapore Stock Exchange, and from 2005 to 2008, he was the CEO and director of Vantage Corporation Limited, a company listed on the Singapore Stock Exchange. From 2006 to 2009, he served as a director on the Board of Pacific Internet Limited, a company listed on NASDAQ, until its sale to Connect Holdings Limited, a group comprising of Ashmore Investment Management Limited, Spinnaker Capital Limited and Clearwater Capital Partners, LLC. Mr. Tan graduated from the National University of Singapore (NUS) with a Bachelor of Arts in 1985

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated October 22, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOXIAN, INC.

Date: October 22, 2019	By:	/s/ Hao Qinghu
	Name:	Hao Qinghu
	Title:	Chief Executive Officer